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                                                                  EXHIBIT 10.11

                               BEA SYSTEMS, INC.

                      1995 FLEXIBLE STOCK INCENTIVE PLAN

          1.   ESTABLISHMENT, PURPOSE, AND DEFINITIONS.

               (a) There is hereby adopted the 1995 Flexible Stock Incentive Plan (the "Plan") of BEA Systems, Inc. (the "Company").

               (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in paragraph 4, below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options"). The Plan also provides for the sale or bonus of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates.

               (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

          2.   ADMINISTRATION OF THE PLAN.

               (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). If the Board delegates its responsibilities hereunder to a Committee, then the Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. For purposes of this Plan, where references are made to the Board, such reference shall also include the Committee to the extent the Board chooses to delegate its responsibility for administering the Plan to a Committee.

               (b) The Board shall determine which eligible individuals (as defined in paragraph 4, below) shall be granted options under the Plan, the timing of


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   such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

               (c) The Board may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without the optionee's written consent. The Board may, with the optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

               (d) The Board shall also determine which eligible individuals (as defined in paragraph 4, below) shall be issued Stock under the Plan, the timing of such grants, the terms thereof (including any restrictions), and the number of shares to be granted. The Stock shall be issued for such consideration (if any) as the Board deems appropriate. Stock issued subject to restrictions shall be evidenced by a written agreement (the "Restricted Stock Purchase Agreement" or the "Restricted Stock Bonus Agreement"). The Board may amend any Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement, but any amendment which would adversely affect the shareholder's rights to the Stock shall not be made without his or her written consent.

               (e) The Board shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Board shall be binding on all participants.

               (f) Without limitation of the foregoing, the Board shall have the right, with the optionee's consent, to accelerate the exercise date of any options issued pursuant to the Plan or terminate the restrictions applicable to any stock issued pursuant to the Plan.

          3.   STOCK SUBJECT TO THE PLAN.

               (a) An aggregate of not more than 9,600,000 shares of Stock shall be available for the grant of stock options or the issuance of Stock under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the optionee and will thereafter not be available under the Plan.


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               (b)  If there is any change in the Stock subject to the
   Plan, an Option Agreement, a Restricted Stock Purchase Agreement, or a Restricted Stock Bonus Agreement, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the capital structure of the Company, appropriate adjustments shall be made by the Board in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the Plan, an Option Agreement, a Restricted Stock Purchase Agreement, or a Restricted Stock Bonus Agreement.

             4. ELIGIBLE INDIVIDUALS. Individuals who shall be eligible to have granted to them the options or Stock provided for by the Plan shall be such employees, officers, directors, independent contractors and consultants of the Company or an Affiliate as the Board, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

          5. THE OPTION PRICE. The exercise price of the Stock covered by each incentive stock option shall be not less than the per share fair market value of such Stock on the date the option is granted. The exercise price of the Stock covered by each nonqualified stock option shall be as determined by the Board, but shall not be less than eighty-five percent of the per share fair market value of such stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in paragraph 3(b), above.

          6.   TERMS AND CONDITIONS OF OPTIONS.

               (a) Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted.

               (b) The Board shall determine the term of each option granted under the Plan; PROVIDED, HOWEVER, that the term of an incentive stock option shall not be for more than 10 years and that, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the term shall be for no more than five years.

               (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000.


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               (d)  The Stock Option Agreement may contain such other
   terms, provisions and conditions consistent with this Plan as may be determined by the Board. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it. Notwithstanding the foregoing, no stock option granted under the Plan shall vest at a rate of less than 20% per year over five
   (5) years from the date the option is granted.

          7.   TERMS AND CONDITIONS OF STOCK PURCHASES AND BONUSES.

                  (a) Each sale or grant of stock pursuant to the Plan will be evidenced by a written Restricted Stock Purchase Agreement or a Restricted Stock Bonus Agreement executed by the Company and the person to whom such stock is sold or granted.

                  (b) The Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Board, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions; provided, however, that the purchase price of any stock sold or granted pursuant to any Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement shall not be less than eighty-five percent of the per share fair market value of such stock at the time the right to purchase the stock is granted or, the time the purchase is consummated. Notwithstanding the foregoing, in the case of a sale or grant of stock to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the purchase price shall be not less than 100 percent of the fair market value of the stock at the time the right to purchase the stock is granted or, the time the purchase is consummated. The purchase price of stock shall be subject to adjustment to the extent provided in paragraph 3(b), above.

          8. USE OF PROCEEDS. Cash proceeds realized from the sale of Stock under the Plan shall constitute general funds of the Company.

          9.   AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN.

               (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's shareholders, and provided further that, except as provided in paragraph 3(b) above, the Board shall in no event amend the Plan in the following respects without the consent of shareholders then sufficient to approve the Plan in the first instance:


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                    (i)   To increase the maximum number of shares subject to
      incentive stock options issued under the Plan; or

                    (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

               (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate with respect to the grant of incentive stock options on September 15, 2005, unless previously terminated by the Board pursuant to this paragraph 9.

          10. ASSIGNABILITY. Each option granted pursuant to this Plan shall, during optionee's lifetime, be exercisable only by him, and neither the option nor any right hereunder shall be transferable by optionee by operation of law or otherwise other than by will or the laws of descent and distribution. Stock subject to a Restricted Stock Purchase Agreement or a Restricted Stock Bonus Agreement shall be transferable only as provided in such Agreement.

          11.  RIGHT TO REPURCHASE SHARES.

               (a) RESTRICTION ON TRANSFER OF STOCK. Except as expressly permitted in this Plan, an optionee may not transfer, encumber, or dispose of any Stock or any interest in the Stock.

               (b) RIGHT OF FIRST REFUSAL. Before an optionee may transfer any Stock (whether voluntarily or involuntarily), optionee must deliver to the Company at its principal office a written notice describing the proposed transfer and stating the name of the proposed transferee, the number of shares of Stock to be transferred, and the consideration for which the shares of Stock are to be transferred ("Disposition Notice"), and a written offer signed by the proposed transferee (if the proposed transfer is voluntary) to acquire the shares of Stock on the terms specified in the Disposition Notice. Thereafter, for thirty (30) days, the Company may purchase the shares of Stock by giving optionee written notice ("Repurchase Notice"). The purchase price for the shares of Stock shall be the price specified in the Disposition Notice. If the Company repurchases any shares pursuant to this right of first refusal, it must purchase all of the shares of Stock proposed to be transferred.

               (c) EXCHANGES OR OTHER TRANSFERS. If the consideration specified in a Disposition Notice is property other than cash but with a readily ascertainable fair market value, the purchase price of the Stock shall be an amount equal to the fair market value of the consideration specified in the Disposition Notice. If the consideration for the shares of stock set forth in the Disposition Notice consists of property other than cash and does not have a readily ascertainable fair market value,


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   the purchase price for the Stock shall be the Current Market Value (as defined in paragraph (f) of this paragraph 11) of the Stock determined as of the date the Company receives the Disposition Notice.

               (d) EFFECT OF NOTICE. Except as otherwise provided herein, Stock shall be deemed repurchased when optionee or any other holder of the Stock receives a Repurchase Notice. All rights accorded a holder of such Stock, other than the right to payment therefor, shall cease at that time. The Company shall pay the purchase price of any Stock so purchased within five (5) business days after tender of the certificates representing such Stock to the Company's transfer agent.

               (e)  FAILURE TO REPURCHASE STOCK; SURVIVAL OF
   RESTRICTIONS ON TRANSFER. If the Company or its assignee does not exercise the right of first refusal set forth in paragraph 11(b), the shares of stock subject to repurchase may be transferred only in the manner and to the persons specified in the Disposition Notice within six
   (6) months after delivery of the Disposition Notice. Shares of stock transferred pursuant to paragraph 11(b) shall continue to be subject to the restrictions imposed by this Plan.

               (f) CURRENT MARKET PRICE. For purposes of this Plan, the "Current Market Price" means the fair market value of the Company's common stock for the purpose of any employee benefit plan of the Company, including the Plan, as most recently determined by the Board.

               (g) ASSIGNMENT. The Company may assign its rights to repurchase Stock under this paragraph.

               (h)  TERMINATION OF RESTRICTIONS.  The restrictions on
   Stock imposed by this paragraph 11 shall terminate when a public market exists for the Common Stock of the Company. A public market shall be deemed to exist if any of the Company's shares of common stock have been registered pursuant to Section 5 of the Securities Act of 1933 or
   Section 12 of the Securities Exchange Act of 1934, and (a) said stock has ever been listed on a national securities exchange, or (b) offers by two or more persons to buy or sell said stock have ever been published at least daily for ninety (90) days in a publication of the National Quotation Bureau, Inc.

               (i) REPURCHASE RIGHTS LEGENDS. Unless a public market exists for the Stock, each certificate representing the Stock shall bear a legend in form and substance satisfactory to the Company to the effect that the shares of Stock are subject to restrictions on transfer and to repurchase under the circumstances set forth in this Plan.


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          12.  PAYMENT UPON EXERCISE OF OPTIONS.

                  (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash; provided, however, that the Board, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee; (ii) by delivery on a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Board in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Board, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Board's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

               (b) In the event that the exercise price is satisfied by the Board retaining from the shares of Stock otherwise to be issued to optionee shares of Stock having a value equal to the exercise price, the Board may issue optionee an additional option, with terms identical to this option agreement, entitling optionee to purchase additional Stock in an amount equal to the number of shares so retained.

          13.  WITHHOLDING TAXES.

               (a) No Stock shall be granted or sold under the Plan to any participant, until the participant has made arrangements acceptable to the Board for the satisfaction of federal, state, and local income and social security tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments. Upon ercise of a stock option or lapsing or restriction on stock issued under the Plan, the Company may satisfy its withholding obligations by withholding from the optionee or requiring the Shareholder to surrender shares of the Company's Stock sufficient to satisfy federal, state, and local income and social security tax withholding obligations.

               (b) In the event that such withholding is satisfied by the Company or the optionee's employer retaining from the shares of Stock otherwise to be issued to optionee shares of Stock having a value equal to such withholding tax, the Board may issue optionee an additional option, with terms identical to the option agreement


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   under which the option was received, entitling optionee to purchase additional Stock in an amount equal to the number of shares so retained.

          14. RESTRICTIONS ON TRANSFER OF SHARES. The Stock acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the shareholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Board shall deem advisable.

          15.  CORPORATE TRANSACTION.

               (a) For purposes of this Paragraph 15, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

                    (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                    (iii) any reverse merger in which the Company is the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

               (b) In the event of any Corporate Transaction, any option shall terminate and any restricted stock shall be reconveyed to or repurchased by the Company immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options or restricted stock agreements providing substantially equal value and having substantially equivalent provisions as the options or restricted stock granted pursuant to this Plan.


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          16.  SHAREHOLDER APPROVAL.  This Plan shall only become effective with regard to incentive stock options upon its approval by a majority of the shareholders voting (in person or by proxy) at a shareholders' meeting held within 12 months of the Board's adoption of the Plan. The Board may grant incentive stock options under the Plan prior to the shareholders' meeting, but until shareholder approval of the Plan is obtained, no incentive stock option shall be exercisable.

          17. MISCELLANEOUS PROVISIONS. The Company shall provide to each participant, on a periodic basis (but not less than annually), financial statements of the Company. The Company may provide other information regarding the Company as determined by the Board in its discretion."



















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                                  BEA SYSTEMS, INC.

                           INCENTIVE STOCK OPTION AGREEMENT

         This Agreement is made as of _______________________________ (the
"Grant Date"), between BEA Systems, Inc. (the "Company") and
____________________________________ "Optionee").

                                     WITNESSETH:

         WHEREAS, the Company has adopted the 1995 Flexible Stock Incentive
Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

         WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. OPTION GRANT. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company (the "Stock"). This option is intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and qualify as an incentive stock option.

         2. OPTION PRICE. The purchase price of the Stock subject to this option shall be $__________ per share, which price is not less than the per share fair market value of such Stock as of the Grant Date as determined by the Board of Directors of the Company or a Committee designated by it (the "Committee"), or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than 110 percent of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.

         3. OPTION PERIOD. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 4 and the vesting provisions of paragraph 5. The Option Period shall commence on the Grant Date and except as provided in paragraph 4, shall terminate (the

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"Termination Date") ten years from the Grant Date; provided, however, that the Option Period for a person possessing more than ten percent of the combined voting power of the Company or an Affiliate shall terminate five years from the Grant Date.

         4. LIMITS ON OPTION PERIOD. The Option Period may end before the Termination Date, as follows:

              (a) If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability (within the meaning of subparagraph (c)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

              (b) If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 5 on the date of Optionee's death.

              (c) If Optionee's employment is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur; provided, however, that in the event that the Termination Date shall occur sooner than six (6) months after the date of Optionee's cessation of employment, then the Option Period shall end on the first business day after six (6) calendar months following the date of Optionee's cessation of employment. The option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, this incentive stock option shall automatically convert to a nonstatutory stock option on the day three (3) months and one (1) day following such cessation of employment. To the extent Optionee was not entitled to exercise the option at the date of cessation of employment, or if Optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate, and the Stock covered by such option shall revert to the Plan.

              (d) If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

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

         5. VESTING OF RIGHT TO EXERCISE OPTIONS. Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise the option in accordance with the following schedule:

              (a) As to ___% of the number of shares covered by the option, at any time after one year from the Grant Date;

              (b) As to an additional ___% of the number of shares covered by the option, at any time after the end of each month thereafter until the option shall be fully exercisable.

              (c) Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares.

              (d) Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

         6. METHOD OF EXERCISE. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

              (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash;
(ii) a certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States; (iii) shares of Stock valued at fair market value; or (iv) if authorized for Optionee by the Committee, notes. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

              (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

              (c) If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended (the "Securities Act"), and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

         As soon as practicable after receipt of the notice required in paragraph 6(a) and satisfaction of the conditions set forth in paragraphs 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 385 Moffett Park Drive Suite 105, Sunnyvale, California 94089-1208, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         7.   CORPORATE TRANSACTIONS.

              (a) If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this paragraph 7 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares then subject to this option.

              (b) For purposes of this paragraph 7, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                     (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                   (iii) any reverse merger in which the Company is the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

              (c) In the event of any Corporate Transaction, any non-vested option shall terminate immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to this Agreement.

         8. LIMITATIONS ON TRANSFER. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

         9. NO SHAREHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         10. LOCK-UP AGREEMENT. Optionee, if requested by the Company and an underwriter of the Stock or other securities of the Company, shall not sell or otherwise transfer or dispose of any Stock of the Company held by Optionee (except Stock included in such registration) during the 180-day period following the effective date of the first registration statement of the Company filed under the Securities Act for a public offering, or such shorter period of time as the Company and the underwriter shall require. The Company may impose stop-transfer instructions with respect to such Stock subject to the foregoing restriction until the end of said period.

         11. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

         12. NOTICE. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 2465 East Bayshore Road, Suite 301, Palo Alto, California 94303, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         13. COMMITTEE DECISIONS CONCLUSIVE. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

         14. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         15. EARLY DISPOSITIONS. Optionee agrees, as partial consideration for the designation of this option as an incentive stock option under
Section 422 of the Code, to notify the Company in writing within thirty days of any disposition of any shares acquired by exercise of this option if such disposition occurs within two years from the Grant Date or within one year from the date Optionee purchased such shares by exercise of this option. If the Company is required to withhold an amount for the purpose of income and employment taxes as a result of an early disposition, Optionee acknowledges that it will be required to satisfy the amount of such withholding in a manner that the company prescribes.

         16. RESTRICTIVE LEGENDS. All certificates for shares of the Stock shall bear the following legends, in addition to any other legends required by applicable state securities law and securities commissioners:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT

         AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY, AS PROVIDED IN THE COMPANY'S 1995 FLEXIBLE STOCK INCENTIVE PLAN, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

         "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

         17. CALIFORNIA LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the Company and Optionee have executed this agreement as of the day and year first above written.


                             BEA SYSTEMS, INC.


                             By____________________________________________

                             Its___________________________________________



                             _____________________________________________
                             Optionee

                             Address:_____________________________________
                             _____________________________________________
                             _____________________________________________

                                     ATTACHMENT A

                                  CONSENT OF SPOUSE

         I, _________________________, spouse of ___________________________, have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of BEA Systems, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated: _______________                      By: _______________________________

                                  BEA SYSTEMS, INC.

                         NONQUALIFIED STOCK OPTION AGREEMENT


         This Agreement is made as of __________________________________  (the
"Grant Date"), between BEA Systems, Inc. (the "Company") and
______________________________________________("Optionee").

                                     WITNESSETH:

         WHEREAS, the Company has adopted the 1995 Flexible Stock Incentive
Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

         WHEREAS, the Company regards Optionee as a valuable employee or service provider of the Company, and has determined that it would be to the advantage and in the interests of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the employ or service of the Company and its Affiliates (as defined in the Plan) and as an incentive for increased efforts during such employ or service;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. OPTION GRANT. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for incentive stock options.

         2. OPTION PRICE. The purchase price of the Stock subject to this option shall be $__________ per share, which price is not less than 85% of the per share fair market value of such Stock as of the Grant Date as determined by the Board of Directors of the Company or a Committee designated by it (the "Committee"). The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.

         3. OPTION PERIOD. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the vesting provisions of paragraph 5. The Option Period shall commence on the Grant Date and shall terminate ten years from the Grant Date (the "Termination Date").

         4. LIMITS ON OPTION PERIOD. The Option Period may end before the Termination Date, as follows:

              (a) If Optionee ceases to be an employee or service provider of the Company or an Affiliate for any reason other than disability (within the meaning of subparagraph (c)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment and shall thereafter cease to be exercisable.

              (b) If Optionee dies while an employee or service provider of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 5 on the date of Optionee's death.

              (c) If Optionee ceases to be an employee or service provider by reason of disability (within the meaning of Section 22(e)(3) of the Code), the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

              (d) If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

         5. VESTING OF RIGHT TO EXERCISE OPTIONS. Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise the options in accordance with the following schedule:

              (a) As to ____% of the number of shares covered by the option, at any time after one year from date of the Grant Date;

              (b) As to an additional ___% of the remaining number of shares covered by the option, at any time after the end of each month thereafter until the option shall be fully exercisable.

              (c) Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares.

         6. METHOD OF EXERCISE. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

              (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash; (ii) a certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States; (iii) shares of Stock valued at fair market value; or (iv) if authorized for Optionee by the Committee, notes. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

              (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

              (c) If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended (the "Securities Act"), and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

         As soon as practicable after receipt of the notice required in paragraph 6(a) and satisfaction of the conditions set forth in paragraphs 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 2465 East Bayshore Road, Suite 301, Palo Alto, CA 94303, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         7.   CORPORATE TRANSACTIONS.

              (a) If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this paragraph 7 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares then subject to this option.

              (b) For purposes of this paragraph 7, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                     (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                   (iii) any reverse merger in which the Company is the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

              (c) In the event of any Corporate Transaction, any non-vested option shall terminate immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to this Agreement.

         8. LIMITATIONS ON TRANSFER. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

         9. NO SHAREHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         10. LOCK-UP AGREEMENT. Optionee, if requested by the Company and an underwriter of the Stock or other securities of the Company, shall not sell or otherwise transfer or dispose of any Stock of the Company held by Optionee (except Stock included in such registration) during the 180-day period following the effective date of the first registration statement of the Company filed under the Securities Act for a public offering, or such shorter period of time as the Company and the underwriter shall require. The Company may impose stop-transfer instructions with respect to such Stock subject to the foregoing restriction until the end of said period.

         11. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

         12. NOTICE. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 2465 East Bayshore Road, Suite 301, Palo Alto, California 94303, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         13. COMMITTEE DECISIONS CONCLUSIVE. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

         14. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         15. WITHHOLDING. Optionee agrees to withholding of shares from exercise for satisfaction of any applicable federal, state or local income tax or employment tax withholding requirements. The Committee may issue Optionee an additional option, with terms identical to this option Agreement, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

         16. CALIFORNIA LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

                             BEA SYSTEMS, INC.

                             By____________________________________________

                             Its___________________________________________



                             _____________________________________________
                             Optionee

                             Address:_____________________________________
                             _____________________________________________
                             _____________________________________________

                                     ATTACHMENT A

                                  CONSENT OF SPOUSE

         I, _______________________, spouse of _____________________________, have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of BEA Systems, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated: _______________            By: ______________________________________

                                   BEA SYTEMS, INC.
                          1995 FLEXIBLE STOCK INCENTIVE PLAN
             IMMEDIATELY EXERCISABLE NONQUALIFIED STOCK OPTION AGREEMENT


         This Agreement is made as of _________, 1995, between BEA Systems, Inc., a Delaware corporation (the "Company"), and ____________________ ("Optionee").

                                 W I T N E S S E T H:

         WHEREAS, the Company has adopted the Company's 1995 Flexible Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part hereof; and

         WHEREAS, the Company regards Optionee as a valuable employee or service provider of the Company, and has determined that it would be to the advantage and interest of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the employ or service of the Company and its affiliates (as defined in the Plan) and as an incentive for increased efforts during such employ of service;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         I.   A.   OPTION GRANT. The Company hereby grants to Optionee the
right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ______ shares of the Common Stock of the Company (the "Stock"). This Option to purchase the Stock (the "Option") is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

              (b) OPTION PRICE. The purchase price of the Stock subject to this Option shall be _____________ ($___) per share, which price is at least 85% of the fair market value (as defined in the Plan) of the Stock. The term "Option Price" as used in this Agreement refers to the purchase price of the Stock subject to this Option.

         2. OPTION PERIOD. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the Option shall be subject to the limitations of paragraph 3 and the right of repurchase provisions set forth in paragraph 4. The Option Period shall commence on __________, 199_ (the "Grant Date) and shall terminate 120 months from the Grant Date (the "Termination Date").

         3. LIMITS ON OPTION PERIOD. The Option Period may end before the Termination Date, as follows:

              (a) If Optionee ceases to be an employee or service provider of the Company or any of its affiliates for any reason other than removal for cause, disability (within the meaning of subparagraph (c)) or death during the Option Period, the Option Period shall terminate thirty (30) days after the date of such cessation of employment or service or on the Termination Date, whichever shall first occur, and the Option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's cessation of employment or service.

              (b) If Optionee dies while an employee or service provider of the Company or any of its affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this Option shall pass by will or by the applicable laws of descent and distribution may exercise this Option only to the extent exercisable under paragraph 4 on the date of Optionee's death.

              (c) If Optionee ceases to be an employee or service provider of the Company or any of its affiliates by reason of disability (within the meaning of Section 22(e)(3) of the Code), the Option Period shall end one year after the date of Optionee's cessation of employment or service or on the Termination Date, whichever shall first occur, and the Option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's cessation of employment or service.

              (d) If Optionee is on a leave of absence from the Company or any of its affiliates because of Optionee's disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Board of Directors of the Company (the "Board") or the Committee of the Board charged with the administering of the Plan (the "Committee") may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an affiliate except as the Board or Committee may otherwise expressly provide.

              (e) If Optionee's employment or service with the Company or any of its affiliates terminates for cause during the Option Period, the Option Period shall terminate on the date of such Optionee's termination of employment or service and shall not thereafter be exercisable to any extent.

         4. RIGHT TO EXERCISE OPTIONS; REPURCHASE RIGHT. Subject to other limitations contained in this Agreement, the Option shall be immediately exercisable until termination of the Option pursuant to this Agreement. All shares of Stock purchased upon exercise of the Option shall be subject to repurchase by the Company upon termination of Optionee's employment or service to the Company or its affiliates for any reason as set forth below (the "Repurchase Right"). The Repurchase Right shall lapse and cease to have effect in accordance with the following schedule: as to one forty eighth (1/48th) of the number of shares of Stock covered by the Option, at the end of each month commencing after the Grant Date so that the Company's Repurchase Right shall fully lapse as to all shares of Stock subject to this Option four (4) years from the Grant Date; provided, however, that in the event Optionee dies or becomes disabled (as defined in Section 22(e)(3), the Company's Repurchase Right shall be accelerated by one year. In such an event, the Board or Committee shall inform Optionee of the adjusted rate at which the Company's Repurchase Right shall lapse.

              The Repurchase Right shall be exercisable by the Company by written notice to the Optionee within thirty (30) days after the date Optionee ceases to be an employee or service provider of the Company or its affiliates for any reason other than Optionee's death or disability, and one year in the event of Optionee's death or disability. In the event the Company exercises its Repurchase Right, the Company shall pay the Optionee the Option Price for each share repurchased (the "Repurchase Price"). The Company, at its option, shall pay the Repurchase Price by cash, check or the cancellation of indebtedness of the Optionee to the Company (even if not yet due and payable) or any combination of the foregoing.

         5.   RIGHT OF FIRST REFUSAL.

              5.1 GRANT. The Company is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale or other transfer of the Stock acquired by Optionee upon exercise of the Option. For purposes of this paragraph 5, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Stock intended to be made by the Owner (defined below), but shall not include any of the permitted transfers under paragraph 8. For purposes of this paragraph 5, the term "Owner" shall include the Optionee or any subsequent holder of the Stock who derives his chain of ownership through a transfer permitted by Paragraph 8.

              5.2 LAPSE. The Company's First Refusal Right under this paragraph 5 shall lapse and cease to have effect upon the closing of the first underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of any Common Stock to the public for the Company's account.

              5.3 NOTICE OF INTENDED DISPOSITION. In the event the Owner desires to accept a bona fide third-party offer for any or all of the Stock (the shares subject to such offer to be hereinafter called, solely for the purposes of this paragraph 5, the "Target Shares"), Owner shall promptly deliver to the Secretary of the Company written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price.

              5.4 EXERCISE OF RIGHT. The Company (or its assignee) shall, for a period of twenty (20) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Owner prior to the expiration of the twenty (20) day exercise period. If the Exercise Notice pertains to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of such Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. The Target Shares so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Company's common stock. However, should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Company (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The closing shall then be held on the LATER of
(i) the fifth business day following delivery of the Exercise Notice or (ii) the 15th day after such cash valuation shall have been made.

              5.5 NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to Owner within twenty (20) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of ninety (90) days thereafter in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third party purchaser than those specified in the Disposition Notice. The third-party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement (including the Company's First Refusal Right hereunder). In the event Owner does not sell or otherwise dispose of the Target Shares within the specified ninety (90) day period, the Company's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 5.2

              5.6 PARTIAL EXERCISE OF RIGHT. In the event the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within ninety (90) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

                   (i) sale or other distribution of all the Target Shares to a third-party purchaser in compliance with the requirements of paragraph 5.5, as if the Company did not exercise the First Refusal Right hereunder; or

                   (ii) sale to the Company (or its assignees) of the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 5.4.

                   Failure of Owner to deliver timely notification to the Company under this paragraph 5.6 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (ii) above.

              5.7  RECAPITALIZATION.

              (a) In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Company's outstanding securities without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which is by reason of such transaction distributed with respect to the Stock shall be immediately subject to the provisions of paragraphs 4 and 5 hereunder, but only to the extent the Stock is at such time covered by such provisions.

              (b) In the event of a Corporate Transaction (as defined in paragraph 9), the Company's rights under this paragraph shall remain in full force and effect and shall apply to any capital stock or other securities received in exchange for the Stock in consummation of the Corporate Transaction and delivered to the Company (or its successors) or the Optionee, but only to the extent the Stock is at such time covered by such provisions.

         6. PARTIAL EXERCISE. No partial exercise of this Option may be for less than five percent (5%) of the total number of shares of Stock available under the Option. In no event shall the Company be required to issue fractional shares.

         7. METHOD OF EXERCISE. Optionee may exercise the Option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

              (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this Option is exercised. Such notice shall be accompanied by Optionee's payment of an amount equal to the Option Price of such shares. Such payment may be made in whole or in part (a) in cash, or in the discretion of the Board or Committee, (i) by check, (ii) by delivery to the Company of the Optionee's promissory note, or (iii) by delivery of shares of Stock owned by Optionee for at least six (6) months or such other period as may be required to avoid a charge to the Company's earnings; (b) with such other consideration as the Board or the Committee, in its absolute discretion, determines is consistent with the Plan's purpose and applicable law; or (c) in any combination of the foregoing. Any Stock used to exercise all or part of the Option shall be valued in accordance with the Plan. Such consideration may also be paid through a broker-dealer sale and remittance procedure pursuant to which the optionee shall (a) provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (b) provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction. Any note used to exercise this Option shall
(i) be full recourse, (ii) bear interest at the lowest rate required to avoid imputed interest under federal and state income tax laws, (iii) be due five (5) years or upon sale of the Stock (proportionately in the event of a sale of less than all the Stock), (iv) provide for payment of interest at maturity, (v) be secured by Shares in the Company, and (vi) contain such terms as the Board or Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Company may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Company may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

              (b) If required by the Company, Optionee (and Optionee's spouse, if any) shall, as a condition precedent to acquiring Stock through exercise of the option, execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

              (c) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (i) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

              As soon as practicable after receipt of the notice required in paragraph 7(a) and satisfaction of the conditions set forth in paragraphs 7(b) and 7(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the principal office of the Company, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         8.   CORPORATE TRANSACTIONS.

              (a) For purposes of this paragraph 8, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

                   (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

                   (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; or

                   (iii) any reverse merger in which the Company is the surviving entity but in which securities assessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger.

              (b) Upon consummation of any Corporate Transaction, any unexercised portions of this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company, pursuant to options providing Optionee substantially equal value and having substantially equivalent provisions as this Option and, to the extent this Option is exercised, the Repurchase Right shall terminate unless the Optionee receives as a result of such Corporate Transaction securities of the successor corporation or its parent company having substantially similar attributes as the Stock and having substantially equal value to that received by shareholders of the same class of stock of the Company; and

              (c) In the event that this Option is assumed in connection with the Corporate Transaction or is otherwise to continue in effect, or in the event of any other change in a class of stock subject to this Option through a stock dividend, stock split, recapitalization or other change in the Company's capital structure, this Option shall be appropriately adjusted, immediately after such Corporate Transaction or other event, to apply and pertain to the number and class of securities which would have been issued to Optionee in connection with the consummation of such Corporate Transaction or other event had Optionee exercised the Option immediately prior to such Corporate Transaction or other event. Appropriate adjustments shall also be made to the Option Price, provided the aggregate option price payable for such securities shall remain the same. Such adjustments shall be made so as to preserve, but not to increase, the benefits to Optionee under this Option.

         9. LIMITATIONS ON TRANSFER. This Option shall, during Optionee's lifetime, be exercisable only by Optionee or by Optionee's representative or legal guardian, and this Option shall not be transferable by Optionee by operation of law or otherwise, other than by will or the laws of descent and distribution, in contravention of the Company's Repurchase Right in Paragraph 3 of this Agreement or its First Refusal Right in Paragraph 4 of this Agreement. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this Option, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this Option by notice to Optionee and this Option and/or the attempted disposition of the Stock shall thereupon become null and void.

         10. NO SHAREHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of Optionee's death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this Option except to the extent the certificates for such shares shall have been issued upon the exercise of this Option.

         11. LOCK-UP AGREEMENT. Optionee, if requested by the Company and an underwriter of the Stock or other securities of the Company, shall not sell or otherwise transfer or dispose of any Stock of the Company held by Optionee (except Stock included in such registration) during the 180-day period following the effective date of the first registration statement of the Company filed under the Securities Act for a public offering, or such shorter period of time as the Company and the underwriter shall require. The Company may impose stop-transfer instructions with respect to such Stock subject to the foregoing restriction until the end of said period.

         12. NO EFFECT ON TERMS OF EMPLOYMENT OR SERVICE. Subject to the terms of any written employment or service contract to the contrary, the Company (or its affiliate which employs Optionee) shall have the right to terminate or change the terms of employment or service of Optionee at any time and for any reason whatsoever, with or without cause.

         13. LEGENDS. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement and the Plan. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

              (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 OF THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FORM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT."

              (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

         14. NOTICE. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         15. BOARD/COMMITTEE DECISIONS CONCLUSIVE. All decisions of the Board or the Committee upon any question arising under the Plan or under this Agreement shall be conclusive and binding upon the Optionee.

         16. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         17.  WITHHOLDING.     Optionee agrees to make appropriate arrangements
with the Company and his employer for satisfaction in cash of any applicable federal, state or local income tax or employment tax withholding requirements.

         18. CALIFORNIA LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California.

         19. DELIVERY OF THE PLAN. By executing below, the Optionee hereby acknowledges receipt of a copy of the Plan.

         IN WITNESS WHEREOF, the Company has caused these presents to be executed on its behalf, and Optionee has hereunto set Optionee's hand as of the day and year first above written.

                         BEA SYSTEMS, INC.,
                         a California corporation

                         By:_________________________________________

                         Title:______________________________________


                         OPTIONEE

                         ___________________________________________

                         Address: __________________________________

                         __________________________________________

                                  CONSENT OF SPOUSE


          I, ______________________________, the spouse of ________________, have read and approved the foregoing Nonqualified Stock Option Agreement. In consideration of granting of the right of my spouse to purchase shares of BEA Systems, Inc., as set forth in the Nonqualified Stock Option Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Nonqualified Stock Option Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Nonqualified Stock Option Agreement.

Dated: _______________, 199_.          By:______________________________

                     BEA SYSTEMS, INC. STOCK OPTION EXERCISE FORM

________________
     (date)

                                    _____     Incentive Stock Option Exercise
                                    _____     Nonqualified Stock Option Exercise

              I hereby notify BEA Systems, Inc. (the "Company") that I elect to exercise the following stock options to purchase the number of shares (the "Stock") indicated pursuant to the Company's 1995 Flexible Stock Incentive Plan (the "Plan"):

   GRANT            # OF            PRICE/          TOTAL OPTION PRICE
   DATE            SHARES           SHARE           (EXCLUDING TAXES)

____________    ____________    ____________    __________________________
____________    ____________    ____________    __________________________
____________    ____________    ____________    __________________________
____________    ____________    ____________    __________________________
____________    ____________    ____________    __________________________


     Concurrently with the delivery of this Exercise Form to the Company, I shall hereby pay to the Company the Total Option Price for the stock purchased in accordance with the provisions of my agreement with the Company evidencing the option(s) specified above. Furthermore, I understand that any taxes which may be due at the time of this exercise will be calculated and added to the Total Option Price listed above.

     The payment of the Total Option Price will be made via:

a)  _____  Cash, Certified Check, Bank Draft, Postal or Money Order.

b)  _____  Shares of the Company's stock valued at fair market value.

c)  _____  Execution of a secured promissory note and stock pledge agreement for $___________ (if approved by the Board of Directors).

       Please note the following:

a)  _____  Yes I wish to have taxes withheld at the following rate (above any minimum required):

                         Federal _______%    State ________%

b)  _____   No I do not wish to have taxes withheld above the minimum required
            (if any).

                              INVESTMENT REPRESENTATIONS

a) I understand that this sale of the Stock is made in reliance upon the following representation to the Company that the Stock to be received by me will be acquired for investment for my own account and not with a view to the sale or distribution of any part thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

b) I hereby represent that I am a resident of the state of
________________________.

c)I hereby represent that I have received a copy of the Plan and understand the restrictions imposed on the Stock I am purchasing, including but not limited to, the Company's right to repurchase the Stock.

d)I understand that the Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the Securities Act, the Stock must be held indefinitely. In particular, I am aware that the Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. I represent that, in the absence of an effective registration statement covering the Stock, I will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with the representations set forth herein.

e)I agree that in no event will I make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) I have notified the Company of the proposed disposition and have furnished the Company with a statement of the circumstances surrounding the disposition, (ii) such transfer is made in accordance with the provisions of the Plan and (iii) if requested by the Company, at my expense or the expense of the transferee, I shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act or (B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or "no action" letter in any transaction in compliance with Rule 144.

Signature of Optionee     ________________________________________

Please print
Optionee's Name:          ________________________________________
Address:                  ________________________________________
                          ________________________________________
                          ________________________________________

Social Security Number:   ________________________________________

                                  BEA SYSTEMS, INC.

                         RESTRICTED STOCK PURCHASE AGREEMENT
                         -----------------------------------

         THIS AGREEMENT is entered into as of the ____ day of ______________, 199__, between BEA Systems, Inc., a Delaware corporation (the "Company"), and __________________________________________ (the "Recipient").

                                 W I T N E S S E T H:

         WHEREAS, the Company has adopted the 1995 Flexible Stock Incentive Plan (the "Plan"), which Plan is hereby incorporated in this Agreement by reference and made a part of it; and

         WHEREAS, the Company regards Recipient as a valuable contributor to the Company, and has determined that it would be in the interest of the Company and its stockholders to sell the Stock (as defined below) to the Recipient as a reward for past efforts and an incentive for continued service with the Company or its Affiliates (as defined in the Plan) and increased achievements in the future by Recipient;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1.        RESTRICTED STOCK PURCHASE.

             (a) PURCHASE AND SALE. Contemporaneously with the execution of this Agreement, the Company will issue to Recipient ____________ shares of Common Stock of the Company (the "Stock") for a consideration of $_______ per share ("Purchase Price"). Payment for the Stock in the amount of the Purchase Price multiplied by the number of shares issued hereunder shall be made to the Company upon execution of this Agreement. Such payments shall be made in cash, certified check or wire transfer acceptable to a committee that may be appointed by the Board of Directors of the Company (the "Board") to administer the Plan (the "Committee"). (If the Board has not appointed a Committee, then each reference to the "Committee" shall be construed to refer to the Board.) If approved by the Commitee, payment may also be made by a promissory note, in the form attached hereto as EXHIBIT A. In the event of a purchase by promissory note, recipient shall pledge the Stock as security for the promissory note pursuant to a security agreement in the form attached hereto as EXHIBIT B.

             (b) RIGHTS OF STOCKHOLDER; ADDITIONAL SECURITIES. All shares of Stock issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a stockholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The Company shall pay any applicable stock transfer taxes. The term "Stock" also refers to the purchased Stock and all securities received in replacement of the Stock, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Recipient is entitled by reason of Recipient's ownership of the Stock.

         2.        REPURCHASE OPTION.

             (a) TRANSFER RESTRICTIONS. No Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient prior to the date when the Recipient shall become vested in such Stock pursuant to Section 4 hereof ("Vested Stock"), and such Stock shall constitute "Non-Vested Stock" until such date. Any attempt to transfer Stock in violation of this Section 2 shall be null and void and shall be disregarded by the Company.

             (b) REPURCHASE OPTION. In addition, Non-Vested Stock shall be subject to a repurchase option in favor of the Company (the "Repurchase Option"). The Repurchase Option shall be subject to the following terms and conditions. In the event of the voluntary or involuntary termination of employment of Recipient with the Company for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of three months from such date to repurchase the Non-Vested Stock from Recipient or any person receiving the Non-Vested Stock by operation of law or other involuntary transfer, at the original Purchase Price for the Non-Vested Stock.

         The Repurchase Option shall be exercised by written notice by the Company to Recipient or his executor and, at the Company's option, (i) by delivery to the Recipient or his executor, with such notice, of a check in the amount of the Purchase Price for the Non-Vested Stock being repurchased, or (ii) in the event the Recipient is indebted to the Company for all or a portion of the Purchase Price for the Stock, by cancellation by the Company of an amount of such purchase money indebtedness equal to the Purchase Price for the Non-Vested Stock being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such Purchase Price. Upon delivery by the Company of such notice and payment of the Purchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Non-Vested Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of shares of Non-Vested Stock being repurchased by the Company, without further action by Recipient.

         The Repurchase Option may be assigned by the Company to any third party, provided that in the event the aggregate Purchase Price of the Stock being assigned is less than the fair market value of such Stock at the time of assignment, the assignee shall pay to the Company upon assignment cash equal to the difference between the aggregate Purchase Price and such fair market value.

             (c) ESCROW OF STOCK. For purposes of facilitating the enforcement of the provisions of this Section 2, Recipient agrees, immediately upon receipt of the certificate(s) for his Shares, to deliver such certificate(s), together with a stock power in the form attached hereto as EXHIBIT C executed in blank by Recipient and Recipient's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such stock remains as Non-Vested Stock, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Recipient hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder pursuant to this Section 2 with the stated authorities herein and therein is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Recipient agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.

         3.        RIGHT OF FIRST REFUSAL.

             (a) GRANT. Before Recipient may transfer any Stock (whether voluntarily or involuntarily), Recipient must deliver to the Company at its principal office a written notice describing the proposed transfer and stating the name of the proposed transferee, the number of shares of Stock to be transferred, and the consideration for which the shares of Stock are to be transferred ("Disposition Notice"), and a written offer signed by the proposed transferee (if the proposed transfer is voluntary) to acquire the shares of Stock on the terms specified in the Disposition Notice. Thereafter, for thirty
(30) days, the Company may purchase the shares of Stock by giving Recipient written notice ("Repurchase Notice"). The purchase price for the shares of Stock shall be the price specified in the Disposition Notice. If the Company repurchases any shares pursuant to this right of first refusal, it must purchase all of the shares of Stock proposed to be transferred.

             (b) EXCHANGES OR OTHER TRANSFERS. If the consideration specified in a Disposition Notice is property other than cash but with a readily ascertainable fair market value, the purchase price of the Stock shall be an amount equal to the fair market value of the consideration specified in the Disposition Notice. If the consideration for the shares of stock set forth in the Disposition Notice consists of property other than cash and does not have a readily ascertainable fair market value, the purchase price for the Stock shall be the Current Market Value (as defined in section (e) of this Section 3) of the Stock determined as of the date the Company receives the Disposition Notice.

             (c) EFFECT OF NOTICE. Except as otherwise provided herein, Stock shall be deemed repurchased when Recipient or any other holder of the Stock receives a Repurchase Notice. All rights accorded a holder of such Stock, other than the right to payment therefor, shall cease at that time. The Company shall pay the purchase price of any Stock so purchased within five (5) business days after tender of the certificates representing such Stock to the Company's transfer agent.

             (d) FAILURE TO REPURCHASE STOCK; SURVIVAL OF RESTRICTIONS ON TRANSFER. If the Company or its assignee does not exercise the right of first refusal set forth in Section 3(b), the shares of stock subject to repurchase may be transferred only in the manner and to the persons specified in the Disposition Notice within six (6) months after delivery of the Disposition Notice. Shares of stock transferred pursuant to Section 3(b) shall continue to be subject to the restrictions imposed by this Agreement.

             (e) CURRENT MARKET PRICE. For purposes of this Agreement, the "Current Market Price" means the fair market value of the Company's common stock for the purpose of any employee benefit plan of the Company, including the Plan, as most recently determined by the Board.

             (f) ASSIGNMENT. The Company may assign its rights of first refusal under this section.

             (g) TERMINATION OF RESTRICTIONS. The restrictions on Stock imposed by this Section 3 shall terminate when a public market exists for the Common Stock of the Company. A public market shall be deemed to exist if any of the Company's shares of common stock have been registered pursuant to
Section 5 of the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934, and (a) said stock has ever been listed on a national securities exchange, or (b) offers by two or more persons to buy or sell said stock have ever been published at least daily for ninety (90) days in a publication of the National Quotation Bureau, Inc.

         4. VESTING. For purposes of this Agreement, the term "vest" shall mean with respect to any share of the Stock that such share is no longer subject to the restrictions on transfer set forth in Section 2 and that such share is released from the Repurchase Option. If Recipient would become vested in any fraction of a share of Stock on any date, such fractional share shall not vest and shall remain Non-Vested until the

Recipient becomes vested in the entire share. The Stock subject to this Agreement shall vest at a minimum of ___% per year over _____ years from the date hereof as follows:

             (a) As to ___% of the number of shares covered by this Agreement, one year from date of this Agreement;

             (b) As to each additional __% of the number of shares covered by this Agreement, on each anniversary of the date of this Agreement thereafter until all shares covered by this Agreement have become vested.

         5.        CORPORATE TRANSACTIONS.

             (a) DEFINITION. For purposes of this Section 5, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                   (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

                   (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                   (iii) any reverse merger in which the Company is the surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

             (b) RELEASE OF REPURCHASE OPTION. In the event of any Corporate Transaction, any Non-Vested Stock shall be reconveyed to or repurchased by the Company immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to restricted stock providing substantially equal value and having substantially equivalent provisions as such Non-Vested Stock.

             (c) CONTINUATION OF FIRST REFUSAL RIGHTS. In the event of any Corporate Transaction, the Company's rights under Section 3 shall remain in full force and effect and shall apply to any capital stock or other securities, received in exchange for the Stock in consummation of the Corporate Transaction and delivered to the Company (or its successors) or the Owner, but only to the extent that the Right of First Refusal has not lapsed pursuant to Section 3(b).

         6. ADDITIONAL SECURITIES. Any securities received as the result of ownership of Stock (hereinafter called "Additional Securities"), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, shall be retained by the Company in the same manner and subject to the same conditions as the Stock with respect to which they were issued. Recipient shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Recipient may not direct Company to sell any such warrant or option. If Additional Securities consist of a convertible security, Recipient may exercise any conversion right, and any securities so acquired shall be deemed Additional Securities. Additional Securities shall be subject to the provisions of Sections 2 and 3 above in the same manner as the Stock.

         7.        INVESTMENT REPRESENTATIONS.

             (a) INVESTMENT REPRESENTATIONS. This Agreement is made in reliance upon the Recipient's representation to the Company, which by its acceptance hereof the Recipient hereby confirms, that the shares of Stock to be received by the Recipient will be acquired for investment for his or her own account and not with a view to the sale or distribution of any part thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

             (b) AVAILABILITY OF EXEMPTION. The Recipient understands that the Stock is not registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Recipient's representations set forth herein.

             (c) RESTRICTIONS ON TRANSFER. The Recipient understands that the Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the Securities Act, the Stock must be held indefinitely. In particular, the Recipient is aware that the Stock (and any Common Stock issued on conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company.
Such information is not now available, and the Company has no present plans to make such information available. The Recipient represents that, in the absence of an effective registration statement covering the Stock, it will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of Section 6(d) hereof.

             (d) PROCEDURE FOR TRANSFER. The Recipient agrees that in no event will it make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) the Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, (ii) such transfer if made in accordance with the provisions of Section 2 and Section 3 above and (iii) if requested by the Company, at the expense of the Recipient or transferee, the Recipient shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act or (B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or "no action" letter in any transaction in compliance with Rule 144.

             (e) NO ADVERTISEMENT. At no time was Recipient presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.

             (f) KNOWLEDGE OF ISSUER. Recipient is a sophisticated investor having such knowledge and experience in financial and business matters that Recipient is capable of evaluating the merits of acquiring the Stock. Recipient is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock. Recipient warrants that the nature and amount of the Stock are consistent with Recipient's investment objectives, abilities and resources.

         8.        LEGENDS; STOP TRANSFER.

             (a) All certificates for shares of the Stock shall bear the following legends:

                   "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
             ACQUIRED FOR INVESTMENT AND NOT WITH A

             VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                   "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY
             THE TERMS OF, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN, THE RESTRICTED STOCK PURCHASE AGREEMENT, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

             (b) The certificates for shares of the Stock shall also bear any legend required by any applicable state securities law.

         9. LOCK-UP AGREEMENT. Recipient, if requested by an underwriter of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock of the Company held by the Recipient (except Common Stock included in such registration) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the underwriter shall require. The Company may impose stop-transfer instructions with respect to such Common Stock subject to the foregoing restriction until the end of said period.

        10. NO EMPLOYMENT RIGHTS. THIS AGREEMENT SHALL NOT CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF HIS OR HER EMPLOYMENT WITH THE COMPANY OR ITS AFFILIATES, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF RECIPIENT OR THE COMPANY, OR ANY OF ITS AFFILIATES, TO TERMINATE RECIPIENT'S EMPLOYMENT WITH THE COMPANY AT ANY TIME FOR ANY REASON WITH OR WITHOUT CAUSE OR CHANGE THE TERMS OF EMPLOYMENT OF RECIPIENT.

        11. SECTION 83(b) ELECTION. Recipient hereby represents that he or she understands (a) the contents and requirements of a timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), (b) the application of Section 83(b) to the purchase of Stock by Recipient pursuant to this Agreement, (c) the nature of the election to be made by Recipient under Section 83(b) and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Recipient further represents that he or she intends to file an election pursuant to Section 83(b), the form of which Election is attached hereto as EXHIBIT D, with the Internal Revenue Service within thirty
(30) days following purchase of the Stock hereunder, and a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls. Recipient covenants to inform the Company of any change in Recipient's state of residency. Recipient shall provide the Company with a copy of any timely 83(b) Election. If Recipient makes a timely 83(b) Election, Recipient shall immediately pay Company (or the Affiliate that employs Recipient) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Recipient does not make a timely 83(b) Election, Recipient shall, either at the time that the restrictions lapse under this Agreement and the Plan or at the time withholding is otherwise required by any applicable law, pay the Company (or the Affiliate that employs Recipient) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements.

        12. DISTRIBUTIONS. The Company shall disburse to Recipient all dividends, interest and other distributions paid or made in cash or property (other than Additional Securities) with respect to Stock and Additional Securities, less any applicable federal or state withholding taxes.

        13. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        14. NOTICE. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

                          Company:       BEA Systems, Inc.
                                         385 Moffett Park Drive, Suite 105
                                         Sunnyvale, California 94089-1208

                        Recipient:       At Recipient's address as it appears
                                         under Recipient's signature to this
                                         Agreement, or to such other address as
                                         Recipient may specify in writing to the
                                         Company

Any party may designate another address for receipt of notices so long as notice is given in accordance with this Section.

        15. COMMITTEE DECISIONS CONCLUSIVE. All decisions of the Committee arising under the Plan or under this Agreement shall be conclusive.

        16. SPOUSAL CONSENT. Recipient shall cause his or her spouse to execute the Consent of Spouse attached hereto as EXHIBIT E concurrently with the execution of this Agreement or, if later, at the time Recipient becomes married.

        17. CALIFORNIA LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Purchase Agreement as of the date first above written.

                        BEA SYSTEMS, INC.


                        By
                          -------------------------------------------
                        Its:
                            -----------------------------------------

                        Recipient:


                        ---------------------------------------------
                                  [Name]

                        Address:

                        ---------------------------------------------

                        ---------------------------------------------

                                      EXHIBIT A
                                      ---------

                                   PROMISSORY NOTE



$                                                                     [DATE]
 ---------                                                         ------------


         FOR VALUE RECEIVED, the undersigned     [NAME]    , an individual
residing at     [ADDRESS]     ("Maker"), hereby promises to pay to BEA
Systems, Inc., a Delaware corporation ("Payee"), on the earlier of (i) ______________ or (ii) the date Maker ceases to be an employee of Payee, for any reason, the principal sum of ________________ Dollars ($______), in lawful money of the United States of America and in immediately available funds, plus simple interest from the date hereof at the rate of _____ percent (__%) per annum, payable in arrears on [each of] __________
[,__________, __________ and __________] provided however, that the last said installment shall be in an amount necessary to repay in full the unpaid principal and interest hereof.

         Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

         This is the Promissory Note referred to in the Security Agreement of even date herewith between Maker and Payee, and Payee is entitled to all the benefits provided therein.

         (i) PREPAYMENTS. Maker reserves the right to prepay the outstanding principal amount of this Note in full or in part at any time during the term of this Note without notice and without premium or penalty.

         (ii) EVENTS OF DEFAULT AND REMEDIES. Any one of the following occurrences shall constitute an "Event of Default" under this Note:

              (a) Maker fails to make payment of full principal amount of this Note as and when the same becomes due and payable in accordance with the terms hereof.

              (b) Maker becomes insolvent or bankrupt, commits any act of bankruptcy, generally fails to pay its debts as they become due, becomes the subject of any proceedings or action of any regulatory agency or any court relating to insolvency, or makes an assignment for the benefit of its creditors, or enters into any agreement for the composition, extension, or readjustment of all or substantially all of his obligations.

              (c)  Maker ceases to be an employee of Payee for any reason.

              Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of this Note (including accrued interest) shall, at the option of the Payee and without notice or demand of any kind to Maker or any other person, immediately become due and payable, and Payee shall have and may exercise any and all rights and remedies available to it at law or in equity.

         (iii) ATTORNEYS' FEES AND COSTS. Maker promises to pay on demand all reasonable out-of-pocket costs of and expenses of Payee in connection with the collection of amounts due hereunder, including, without limitation, attorneys' fees incurred in connection therewith, whether or not any lawsuit is ever filed with respect thereto.

         (iv) MISCELLANEOUS.

              (a) WAIVER. Maker waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note. No extension of time for the payment of this Note shall affect the original liability under this Note of Maker. The pleading of any statute of limitations as a defense to any demand against Maker is expressly waived by Maker to the full extent permitted by law.

              (b) SETOFF. The obligation to pay Payee shall be absolute and unconditional and the rights of Payee shall not be subject to any defense, setoff, counterclaim or recoupment or by reason of any indebtedness or liability at any time owing by Payee to Maker.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first above written.


                             MAKER



                             ---------------------------------------------
                             [Signature]



                             ---------------------------------------------
                             [Name]

                                      EXHIBIT B
                                      ---------

                                  SECURITY AGREEMENT


         THIS SECURITY AGREEMENT is made and entered into as of this ____ day of  (MONTH) ,  (YEAR) , by and between BEA Systems, Inc., a Delaware corporation
("Secured Party"), and    [NAME]   , an individual residing at    [ADDRESS]
("Debtor").

         In consideration of the mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1.   DEFINITIONS.  The following terms have the following meanings:

              (a) The term "Collateral" shall mean (i) the tangible assets owned by Debtor as of the date hereof and described in EXHIBIT A attached hereto and (ii) all Proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "Proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

              (b) The term "Obligations" shall mean all of the unpaid principal sum of that certain Promissory Note in the original principal amount of $______ of even date herewith (the "Note") evidencing the indebtedness of Debtor to Secured Party.

              (c) The term "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California.

              (d) Capitalized terms used herein shall have the meaning set forth in the UCC unless otherwise set forth herein.

              (e) The term "Event of Default" shall have the meaning set forth in the Note.

         2. GRANT OF SECURITY INTEREST. As collateral security for prompt and complete payment and performance under the Obligations, Debtor hereby assigns, conveys, grants, pledges and transfers to and creates in favor of Secured Party a security interest in the Collateral, including all Proceeds of the foregoing and all accessions to, substitutions and replacements for the foregoing. Debtor shall, upon execution of this Security Agreement, and of the Note as Payee (as such term is defined in the Note), deliver all certificates representing the Collateral together with a stock power executed in blank by Debtor and Debtor's spouse with respect to such stock certificates to the Secretary of Secured Party to be held in escrow until full satisfaction of Debtor's obligations hereunder and under the Note with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Security Agreement and the Note. In the event that the Proceeds from the disposition of the Collateral are insufficient to fully satisfy the amounts due and owing under the Note, Debtor shall, subject to the limitations set forth in the UCC, be liable for any deficiency.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants that:

              (a) TITLE. Apart from the security interest in the Collateral granted to Secured Party hereunder, Debtor has good and valid title to the Collateral, free and clear of any and all liens, charges, claims, security interests or encumbrances of any kind whatsoever.

              (b) TRANSFER OF COLLATERAL. Debtor shall not sell, assign, transfer, encumber or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party. If any such encumbrance is imposed, Debtor shall give Secured Party immediate written notice.

              (c) PERFECTION. Debtor shall, upon demand, do all such acts as Secured Party may reasonably request to establish and maintain a perfected security interest in the Collateral, including, without limitation, executing a financing statement in the form prescribed by the appropriate Secretary of State.

         4. REMEDIES. Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of the Note shall, at the option of the Payee and without notice or demand of any kind to Debtor or any other person, immediately become due and payable, and Secured Party may proceed to exercise any and all of the rights and remedies of a secured party under the UCC and any other remedies available at law or in equity, with respect to the Collateral.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first above written.


                                  SECURED PARTY

                                  By:
                                     ----------------------------------------


                                  DEBTOR

                                  -------------------------------------------
                                             [Name]

                                      EXHIBIT A
                                      ---------

                              DESCRIPTION OF COLLATERAL


                __________ shares of Common Stock of BEA Systems, Inc.

                                      EXHIBIT C
                                      ---------

                      STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto BEA Systems, Inc., a Delaware corporation ("BEA"), _______________________ (__________) shares of the Common Stock of BEA, standing in his name on the books of BEA, represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the ___________________ attorney to transfer the said stock in the books of BEA with full power of substitution.


DATED: ________________, 199__




                                             ------------------------
                                             (Signature)


                                             ------------------------
                                             (Printed Name)

                                      EXHIBIT D
                                      ---------

                             ELECTION UNDER SECTION 83(b)
                         OF THE INTERNAL REVENUE CODE OF 1986


         The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 19__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below;

         1. The name, address, taxpayer identification number and taxable year of the undersigned are:

         TAXPAYER'S NAME:
         SPOUSE'S NAME:

         TAXPAYER'S SOCIAL SECURITY NO.:
         SPOUSE'S SOCIAL SECURITY NO.:

         TAXABLE YEAR:  Calendar Year 19__

         ADDRESS:


         2. The property which is the subject of this election is: __________ shares of common stock of BEA Systems, Inc.

         3. The property was transferred to the undersigned on ______________, 19___.

         4.   The property is subject to the following restriction:
____________________________________________.

         5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $____________.

         6. The undersigned paid $________ per share x _______ shares for the property transferred or a total of $__________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

         The undersigned will file this election with the Internal Revenue Service office in which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which property is transferred. The undersigned understands that this election will also be effective as an election under ________________ law.


Dated:
      ------------------------------              ------------------------------
                                                             Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated:
      ------------------------------              ------------------------------
                                                         Spouse of Taxpayer

                                      EXHIBIT E
                                      ---------

                                  CONSENT OF SPOUSE


         I, _____________________, spouse of __________________, have read and approved the foregoing Agreement. In consideration of the right of my spouse to purchase shares of BEA Systems, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:                                         By:
      ------------------------------              ------------------------------
                                                           [Signature]

                                                  ------------------------------
                                                          [Printed Name]